UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2024
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OP BANCORP
(Exact name of registrant as specified in its charter)
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California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (213) 892-9999

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OPBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2024, OP Bancorp (the “Company”), the holding company for Open Bank (the “Bank”), issued a press release announcing the appointment of Yeong Gwon Pak as Executive Vice President and Chief Credit Officer, effective as of December 30, 2024. Mr. Pak, age 54, previously served as Senior Vice President and District Manager at Bank of Hope from July 2022 until his departure in December 2024. Prior to that he had served in various executive roles at Commonwealth Business Bank since June 2015, including, most recently, as Executive Vice President and Chief Lending Officer from June 2020 to June 2022. Mr. Pak has more than 20 years of banking experience in community banks throughout the greater Los Angeles area, and has a Bachelor of Arts in Molecular and Cellular Biology from the University of California, Berkeley.

Upon commencement of his employment, Mr. Pak will receive an initial gross annual salary of $250,000, five weeks per year of paid time off and a cell phone allowance of $200 per month. Mr. Pak is eligible to participate in all employee benefit plans and, starting in 2025, to participate in the Company’s management incentive plan which provides for a discretionary cash incentive bonus tied to the Company’s performance and his individual goals. Contingent upon approval by the Company’s Board of Directors, Mr. Pak will also be granted a certain number of restricted stock units, with a cash value equal to 40% of his annual salary, vesting equally over five years on the anniversary of the grant date.

A copy of the press release announcing the appointment of Mr. Pak is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release of OP Bancorp, issued December 13, 2024, entitled “OP Bancorp Announces Appointment of Yeong Gwon Pak as Chief Credit Officer.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Date: December 13, 2024	By:	/s/ Christine Oh
Name: Christine Oh
Executive Vice President and Chief Financial Officer
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